ING Investors Trust

ING Liquid Assets Portfolio (“Portfolio”)

Supplement dated June 13, 2008 to the Portfolio’s

Institutional Class Prospectus, Service Class Prospectus and Service 2 Class Prospectus
each dated April 28, 2008

On May 30, 2008, the Board of Trustees of ING Investors Trust approved a change in the Portfolio’s “Portfolio Holdings Disclosure Policy.” Effective June 1, 2008, the Prospectuses are revised as follows:

1.               The paragraph under the section entitled, “Portfolio Holdings Disclosure Policy” on page 109 of the Service Class Prospectus and on page 110 of the Institutional Class Prospectus and Service 2 Class Prospectus is hereby deleted and replaced with the following:

A description of the policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is available in the SAI.  Each Portfolio (except ING Liquid Assets Portfolio) posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available 30 calendar days following the end of the previous calendar quarter.  The portfolio holdings schedule is as of the last day of the previous calendar quarter (e.g., each Portfolio (except ING Liquid Assets Portfolio) will post the quarter ending June 30 holdings on July 31).

ING Liquid Assets Portfolio posts its portfolio holdings schedule on its website on a month-end basis and makes it available 30 calendar days after the end of the previous calendar month. The portfolio holdings schedule is as of the last day of the preceding calendar month (e.g. month-ending June 30 holdings will be posted July 31).

Each Portfolio’s portfolio holdings schedule will, at a minimum, remain available on the Portfolios’ website until the Portfolios file a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current.  The Portfolios’ website is located at www.ingfunds.com.

PLEASE RETAIN SUPPLEMENT FOR FUTURE REFERENCE

ING Investors Trust

ING Liquid Assets Portfolio (“Portfolio”)

Supplement dated June 13, 2008 to the Portfolio’s

Adviser Class, Institutional Class, Service Class and Service 2 Class

 Statement of Additional Information (“SAI”)

dated April 28, 2008

On May 30, 2008, the Board of Trustees of ING Investors Trust approved a change in the Portfolio’s “Portfolio Holdings Disclosure Policy.” Effective June 1, 2008, the SAI is revised as follows:

The second and third paragraphs under the section entitled, “Disclosure of the Portfolios’ Portfolio Securities” on page 254 of the Adviser Class, Institutional Class, Service Class and Service 2 Class SAI are hereby deleted and replaced with the following:

In addition, each Portfolio (except for ING Liquid Assets Portfolio) posts its portfolio holdings schedule on ING’s website on a calendar-quarter basis and it is available 30 calendar days following the end of the previous calendar quarter.  The portfolio holdings schedule is as of the last day of the previous calendar quarter (i.e., each Portfolio (except ING Liquid Assets Portfolio) will post the quarter-ending June 30 holdings on July 31).

ING Liquid Assets Portfolio posts its portfolio holdings schedule on ING’s website on a month-end basis and it is available 30 calendar days after the end of the previous calendar month.  The portfolio holdings schedule is as of the last day of the preceding calendar month (e.g., ING Liquid Assets Portfolio will post the month-ending June 30 holdings on July 31).

PLEASE RETAIN SUPPLEMENT FOR FUTURE REFERENCE